UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 15, 2019

RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On October 15, 2019, Research Frontiers Inc. (the “Company”) dismissed BDO USA LLP (“BDO”) as the Company’s independent registered public accounting firm and appointed CohnReznick LLP as its new auditors. The decision to change the Company’s independent registered public accounting firm was the result of a comprehensive review process conducted by the Audit Committee, which included, but was not limited to, an assessment of the expertise of each firm, the service approach and the overall level of fees. Based on such review, it was determined that that CohnReznick was best suited to serve as the Company’s independent registered public accounting firm.

BDO’s audit report on the Company’s consolidated financial statements as of and for the year ended December 31, 2018 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended December 31, 2018 and December 31, 2017, and through the subsequent interim period through October 15, 2019, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to BDO’s satisfaction, would have caused BDO to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning if Item 304(a)(1)(v) of Regulation S-K. BDO has not conducted any review of the interim quarter ended September 30, 2019.

The Company provided BDO with a copy of the disclosures it is making in this Current Report on Form 8-K and requested in accordance with applicable practices that BDO furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein. A copy of BDO’s letter dated October 15, 2019, is filed as Exhibit 16.1 hereto.

On October 15, 2019, the Audit Committee approved the appointment of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the Company’s year ending December 31, 2019. During the fiscal years ended December 31, 2018 and through the subsequent interim period through October 15, 2019, neither the Company nor anyone acting on its behalf has consulted with CohnReznick regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report or oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a disagreement within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or (iii) any reportable event within the meaning of Item 304(a)(1)(v) of Regulation S-K.

CohnReznick is a national audit, tax, and business advisory firm founded in 1919 with international reach through global subsidiaries and Nexia International. As one of the top accounting firms in the United States with over $600 million in annual revenue, CohnReznick provides forward-thinking service across nearly two dozen industries and serves businesses ranging from multigenerational family-run enterprises to public companies in the Fortune 1000.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

16.1	Letter of BDO USA, LLP, dated October 15, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
	By:	Seth L. Van Voorhees
	Title:	CFO and VP, Business Development

Dated: October 17, 2019